--------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): June 28, 2004


             IndyMac MBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 2004 providing for the issuance of the IndyMac MBS, INC., IndyMac INDX Mortgage Loan Trust 2004-AR3, Mortgage Pass-Through Certificates, Series 2004-AR3).


                               IndyMac MBS, INC.
        --------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                      333-116470               95-4791925
----------------------------      ------------------     ----------------------
(State of Other Jurisdiction         (Commission            (I.R.S. Employer
     of Incorporation)               File Number)          Identification No.)



               155 North Lake Avenue
                Pasadena, California                                 91101
        --------------------------------------                   -------------
                (Address of Principal                              (Zip Code)
                  Executive Offices)


       Registrant's telephone number, including area code (800) 669-2300
                                                          ----- --------


--------------------------------------------------------------------------------

Item 5.    Other Events.
----       ------------

Filing of Computational Materials
---------------------------------

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2004-AR3, Greenwich Capital Markets, Inc. ("GCM"), as an Underwriter of the Underwritten Certificates, has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although the Company provided GCM with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials prepared by GCM are listed as Exhibit 99.1 hereto.










--------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated June 24, 2004, and the prospectus supplement dated June 24, 2004, of IndyMac MBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2004-AR3.

Item 7.    Financial Statements, Pro Forma Financial
           -----------------------------------------
           Information and Exhibits.
           -------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1. Computational Materials prepared by GCM.

                                  SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   IndyMac MBS, INC.




                                      By: / s / Victor H. Woodworth
                                          --------------------------------
                                          Victor H. Woodworth
                                          Vice President



Dated:   June 24, 2004

                                 Exhibit Index
                                 -------------



Exhibit                                                                    Page
-------                                                                    ----

99.1.      Computational Materials prepared by GCM.                          6